UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 18, 2005, the board of directors (the “Board”) of i2 Technologies, Inc. (the “Company”) elected Lloyd G. Waterhouse, Jackson L. Wilson, Jr. and Stephen P. Bradley to serve on the Company’s Board and the Audit and Compensation Committees of the Board, subject to each of their acceptance of such appointments. Each of the appointments was accepted by April 21, 2005.

None of Messrs. Waterhouse, Wilson or Bradley was selected as a director of the Company pursuant to an arrangement or understanding between the new director and any other person.

A copy of the Company’s press release dated April 21, 2005 announcing the election of Messrs. Waterhouse, Wilson and Bradley is attached to this report as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: April 26, 2005

By:	/s/ Robert C. Donohoo
Robert C. Donohoo
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 21, 2005